EXHIBIT 6

                            POWER OF ATTORNEY


          KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby makes, constitutes and appoints Kent R. Weldon, acting individually, as such person's true and lawful attorney-in-fact and agent with full power of substitution and revocation for such person and in such person's name, place and stead, in any and all capacities, to execute, acknowledge, deliver and file any and all filings required by the Securities Exchange Act of 1934, as amended, including Section 13 of such Act, and the rules and regulations thereunder, and requisite documents in connection with such filings, including joint filing agreements, respecting securities of Fisher Scientific International Inc., a Delaware corporation, that the undersigned beneficially owns, including but not limited to Schedule 13D and any amendments thereto.

          This power of attorney shall be valid with respect to any of the undersigned from the date hereof until revoked by such person.

          IN WITNESS WHEREOF, each of the undersigned has executed this instrument as of the 2nd day of February, 1998.



                              /s/ David V. Harkins
                             ---------------------------------------
                              David V. Harkins


                              THE 1995 HARKINS GIFT TRUST


                              By:  /s/ Sheryll J. Harkins
                                 -----------------------------------
                                   Name:  Sheryll J. Harkins
                                   Title: Authorized Signatory



                              THOMAS R. SHEPHERD MONEY PURCHASE
                              PENSION PLAN (KEOGH)


                              By:  /s/ Thomas R. Shepherd
                                 -----------------------------------
                                   Name:  Thomas R. Shepherd
                                   Title: Authorized Signatory


                              /s/ Scott A. Scheon
                              --------------------------------------
                              Scott A. Schoen


                              /s/ C. Hunter Boll
                              --------------------------------------
                              C. Hunter Boll


                              /s/ Scott M. Sperling
                              --------------------------------------
                              Scott M. Sperling



                              SPERLING FAMILY LIMITED PARTNERSHIP


                              By:  /s/ Scott M. Sperling
                                 -----------------------------------
                                   Name:  Scott M. Sperling
                                   Title: Authorized Signatory


                              /s/ Anthony J. DiNovi
                              --------------------------------------
                              Anthony J. DiNovi


                              /s/ Thomas J. Hagerty
                              --------------------------------------
                              Thomas J. Hagerty


                              /s/ Warren C. Smith, Jr.
                              --------------------------------------
                              Warren C. Smith, Jr.


                               /s/ Seth W. Lawry
                              --------------------------------------
                              Seth W. Lawry


                              /s/ Joseph J. Incandela
                              --------------------------------------
                              Joseph J. Incandela


                              /s/ Terrence M. Mullen
                              --------------------------------------
                              Terrence M. Mullen


                              /s/ Todd M. Abbrecht
                              -----------------------------------===
                              Todd M. Abbrecht


                              /s/ Wendy L. Masler
                              --------------------------------------
                              Wendy L. Masler


                              /s/ Andrew D. Flaster
                              --------------------------------------
                              Andrew D. Flaster



                              FIRST TRUST CO.
                              FBO KRISTINA A. WATTS


                              By:  /s/ Kristina A. Watts
                                 -----------------------------------
                                   Name:  Kristina A. Watts
                                   Title: Authorized Signatory


                              /s/ Charles W. Robins
                              --------------------------------------
                              Charles W. Robins


                              /s/ James Westra
                              --------------------------------------
                              James Westra


                              /s/ Charles A. Brizius
                              --------------------------------------
                              Charles A. Brizius


                              /s/ Thomas H. Lee
                              --------------------------------------
                              Thomas H. Lee